UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2010

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805) 745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 19, 2010, CKE Restaurants, Inc. (the "Company") received notice from the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, ("HSR Act") has been granted effective immediately. The termination has the effect of ending the HSR Act waiting period for the proposed acquisition of the Company by Western Acquisition Holdings, Inc., an entity owned by certain affiliates of Thomas H. Lee Partners, L.P., which is contemplated by that certain Agreement and Plan of Merger, dated as of February 26, 2010 (the "Merger Agreement"). The Merger Agreement was previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 2, 2010.

Also, on March 19, 2010, the Company filed a preliminary proxy statement with the SEC relating to the proposed special meeting of its stockholders to consider and vote on a proposal to adopt the Merger Agreement.

Pursuant to the terms of the Merger Agreement, until 12:01 p.m. on April 7, 2010, the Company may continue to initiate, solicit and encourage any alternative takeover proposals from third parties, provide non-public information, and participate in discussions and negotiate with third parties with respect to takeover proposals (and under certain circumstances, continue discussions and negotiations with certain parties until 12:01 p.m., New York City time, on April 27, 2010).

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT.

In connection with the proposed merger, the Company filed a preliminary proxy statement with the SEC on March 19, 2010. When completed, a definitive proxy statement and form of proxy will be filed with the SEC and mailed to the Company's stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT CAREFULLY BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The Company's stockholders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.

The Company's stockholders may also obtain a free copy of the preliminary proxy statement, definitive proxy statement (when available) and such other documents by directing a request to Investor Relations, CKE Restaurants, Inc., 805-745-7750, or by visiting the Company's website at www.ckr.com under "Investors/SEC Filings."

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Additional information regarding the interests of the Company's participants in the proposed merger, which may be different than those of the Company's stockholders generally, is included in the preliminary proxy statement and will be contained in the definitive proxy statement when it becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

March 22, 2010	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer